SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                 Patriot Select
                                 Dividend Trust

                                DECEMBER 31, 1997


                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                            EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                               CHARLES F. FRETZ*
                             HAROLD R. HISER, JR.*
                                ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                             PATRICIA P. MCCARTER*
                             STEVEN R. PRUCHANSKY*
                              RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                JOHN P. TOOLAN*
                        *Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                               Vice Chairman and
                            Chief Investment Officer
                                ANNE C. HODSDON
                                   President
                                JAMES B. LITTLE
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                               THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                      STATE STREET BANK AND TRUST COMPANY
                              225 FRANKLIN STREET
                          BOSTON, MASSACHUSETTS 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                            THE CHASE MANHATTAN BANK
                              450 WEST 33RD STREET
                            NEW YORK, NEW YORK 10001

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: DIV
                         JOHN HANCOCK CLOSED-END FUNDS:
                                 1-800-843-0090

                  --------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

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             BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

                              John Hancock Patriot
                             Select Dividend Trust

                     Utility stocks surge ahead, powered by
                   positive legislative and economic backdrop

A heady combination of legislative, economic and market factors powered an electric utility stock rally during the past six months. Electric stocks -- which made up roughly 70% of investments at the end of the period -- were the beneficiary of three major trends. First, the legislative environment turned decidedly more favorable. Since the dawn of electricity, most industrial and residential customers have been forced to rely on one monopolistic provider as the source of their power. More recently, several states have allowed competition from out-of-state electric providers as a way to force electric rates lower, and many more states are considering doing the same. But along the path to more competition, state governments have been struggling with the issue of "stranded costs." Simply put, the issue is this: How much, if any, of the costs incurred from government-approved expansions taken on years ago can the utilities recoup? The fear is that increased competition among electric providers will drive electric rates lower, thereby curtailing utilities' ability to recover these costs. During the period, however, two states -- California and Massachusetts -- offered up plans to allow competition without "stranding" utilities with these costs. Market participants viewed those developments as positive, expecting many other states to mimic the California and Massachusetts plans.

"...the legislative environment turned decidedly more favorable."

[A 2 1/4" x 3" photo of the portfolio management team at bottom right. Caption reads: Fund management team members (l - r): Susan Kelly, Gregory Phelps, Mark Maloney and Pam Kustas]

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

--------------------------------------------------------------------------------

[PIE CHART OMITTED]

[Page 4 Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into three sections. Going from top right to left:
Industrials 9%; Utilities 70%; Financials 21%. A footnote below states: "As a percentage of net assets on December 31, 1996."]

--------------------------------------------------------------------------------

Massachusetts
utility
companies
stand out.

    The other two trends that helped to light up electric utility stocks were macro-economic ones. On the global front, utility stocks were buoyed by the currency and economic problems in Southeast Asia. The "Asian contagion" set off a flight to safety, whereby investors preferred to own domestically-oriented companies less susceptible to a slowdown in global and U.S. economic growth, should that occur. Here in the U.S., falling interest rates also helped utility stocks, since they offer relatively high dividends and as such are interest-rate sensitive.

    With this backdrop, John Hancock Patriot Select Dividend Trust had a strong total return of 14.14% at net asset value for the six-month period ended December 31, 1997. That compared to the Dow Jones Utilities Index, which posted a gain of 23.05% for the same six-month period.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is Montana Power followed by an up arrow and the phrase "Enters agreement with telecom providers." The second listing is Salomon, Inc. followed by an up arrow and the phrase "Merger with Travelers Group." The third listing is AMERCO followed by a horizontal arrow and the phrase "Erratic earnings." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

Strategy explained

Throughout the past six months, we continued to emphasize DRD-eligible securities. DRD stands for "dividends-received deduction" and these securities offer major tax advantages for the corporations that invest in them. A favorable supply/demand scenario continued to benefit most of our DRD holdings, since the supply of DRD-eligible securities has dwindled, while demand for them remained strong. We also maintained our emphasis on cushion-preferred and common stocks with above-average dividend yields that tend to "cushion" them against price swings. That focus helped our performance during periods when the bond market was troubled, as it was in August. When interest rates were falling, however, cushion preferreds and commons had a mixed impact on the Fund's performance. While they augmented our yield, the price gains on these cushion preferreds weren't as large as price gains on some common stock holdings, particularly in the electric utility sector.

Winners and laggards

Our common stock holdings in Massachusetts-based electric utility companies were some of our best performers over the past six months. Boston Edison was helped by favorable developments on the legislative front in Massachusetts, as well as by its sale of non-nuclear power plants. The legislative climate also helped neighboring New England Electric Systems, as did sales of some of its generating plants. Outside Massachusetts, another winner was Montana Power, one of the lowest-cost electric providers in the United States. Our holdings in that company were boosted in part by the news of Montana Power's partnering with Enron and Williams Company in a telecommunications

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

--------------------------------------------------------------------------------

[CHART OMITTED]

[Page 5 Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended December 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 14.14% total return for John Hancock Patriot Select Dividend Trust. The second represents the 23.05% total return for the Dow Jones Utility Average. Footnote below reads: "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."]

--------------------------------------------------------------------------------

joint venture to build fiber optic networks. Furthermore, the company's stock got an added boost when it announced it would sell some of its generating plants.

      Beyond the electric sector we saw strong gains from some of our financial holdings. The price of Salomon, Inc.'s preferred stock, for example, rallied on the news that it planned to merge with insurance giant Travelers.

      Fortunately, our disappointments during the period were limited. AMERCO, the parent company of U-Haul, posted only slight gains based on uncertainty over the company's future earnings. However, we continued to hold the stock because it carries a coupon of 8.50%, is DRD-eligible and has three years of call protection (a security with call protection can't be redeemed by the issuer prematurely.) Another laggard was Commonwealth Edison, the electric company that serves the metropolitan Chicago area. It suffered early in the period due to concerns about the safety of its nuclear plants, its relatively high costs and a less-than-favorable regulatory environment. More recently, the stock has shown strength, retracing much of its earlier losses.

Outlook

Our outlook is reasonably optimistic. Recent developments suggest that the economy may be slowing. We believe a slower U.S. economy, coupled with continued uncertainty surrounding the Southeast Asian currency crisis and its potential impact on global growth, eliminates the impetus for the Federal Reserve Board to raise interest rates. On the other hand, we believe that U.S. economic growth -- although slowing -- will remain healthy enough that the Fed won't feel comfortable lowering interest rates either. As a result, we don't expect to see the same degree of capital appreciation generated by falling interest rates in the first half of 1998, as we did in the last half of 1997.

"Our outlook is reasonably optimistic."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $168,378,770) .....................    $180,366,507
    Common stocks (cost - $43,057,366) .........................      55,752,787
    Short-term investments (cost - $953,931) ...................         953,931
                                                                    ------------
                                                                     237,073,225
  Dividends receivable .........................................       1,495,092
  Other assets .................................................          17,624
                                                                    ------------
                       Total Assets ............................     238,585,941
                       ---------------------------------------------------------
Liabilities:
  AMPS dividend payable ........................................          68,756
  Common Share dividend payable ................................       1,123,935
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................         220,641
  Accounts payable and accrued expenses ........................          98,257
                                                                    ------------
                       Total Liabilities .......................       1,511,589
                       ---------------------------------------------------------
Net Assets:
  Auction Market Preferred Shares Series A (AMPS)
    Without par value, unlimited number of shares of
    beneficial interest authorized, 700 shares issued,
    liquidation preference of $100,000 per share -
    Note A .....................................................      70,000,000
                                                                    ------------
  Common Shares - Without par value, unlimited number
    of shares of beneficial interest authorized, 9,885,027
    shares issued and outstanding ..............................     139,427,509
  Accumulated net realized gain on investments .................       1,326,971
  Net unrealized appreciation of investments ...................      24,685,497
  Undistributed net investment income ..........................       1,634,375
                                                                    ------------
Net Assets Applicable to Common Shares:
  ($16.90 per share based on 9,885,027
    shares outstanding) ........................................     167,074,352
                                                                    ------------
                       Net Assets ..............................    $237,074,352
                       =========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends
    (net of foreign withholding taxes of $7,874) .............     $  8,400,146
  Interest ...................................................          128,862
                                                                   ------------
                                                                      8,529,008
                                                                   ------------
  Expenses:
    Investment management fee - Note B .......................          918,013
    Administration fee - Note B ..............................          172,127
    DARTS and auction fees ...................................          104,279
    Custodian fee ............................................           37,420
    Auditing fee .............................................           30,123
    Printing and postage .....................................           29,298
    Transfer agent fee .......................................           19,822
    Miscellaneous ............................................           16,314
    Trustees' fees ...........................................           14,095
    Legal fees ...............................................            3,803
                                                                   ------------
                       Total Expenses ........................        1,345,294
                       --------------------------------------------------------
                       Net Investment Income .................        7,183,714
                       --------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ......................        1,487,588
  Change in net unrealized appreciation/depreciation
    of investments ...........................................       12,779,646
                                                                   ------------
                       Net Realized and Unrealized
                       Gain on Investments ...................       14,267,234
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations .............       21,450,948
                       ========================================================
                       Distribution to AMPS ..................       (1,456,808)
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Applicable to Common Share-
                       holders Resulting from Operations
                       Less AMPS Distributions ...............     $ 19,994,140
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                          SIX MONTHS ENDED
                                                                                            YEAR ENDED    DECEMBER 31, 1997
                                                                                           JUNE 30, 1997     (UNAUDITED)
                                                                                           -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ...............................................................   $  14,013,143    $   7,183,714
   Net realized gain on investments sold ...............................................       1,321,734        1,487,588
   Change in net unrealized appreciation/depreciation of investments ...................       5,182,877       12,779,646
                                                                                           -------------    -------------
      Net Increase in Net Assets Resulting from Operations .............................      20,517,754       21,450,948
                                                                                           -------------    -------------

Distributions to Shareholders:
   AMPS ($4,009 and $2,081 per share, respectively) - Note A ...........................      (2,806,445)      (1,456,808)
   Common Shares - Note A
      Dividends from net investment income ($1.2371 and $0.7216 per share, respectively)     (12,228,832)      (7,133,471)
                                                                                           -------------    -------------
      Total Distributions to Shareholders ..............................................     (15,035,277)      (8,590,279)
                                                                                           -------------    -------------

Net Assets:
   Beginning of period .................................................................     218,731,206      224,213,683
                                                                                           -------------    -------------

   End of period (including undistributed net investment income
      of $3,040,940 and $1,634,375, respectively) ......................................   $ 224,213,683    $ 237,074,352
                                                                                           =============    =============


Analysis of Common Shareholder Transactions:

                                                                                                         SIX MONTHS ENDED
                                                                            YEAR ENDED                   DECEMBER 31, 1997
                                                                           JUNE 30, 1997                    (UNAUDITED)
                                                                   -----------------------------    -----------------------------
                                                                      SHARES          AMOUNT           SHARES          AMOUNT
                                                                   -------------   -------------    -------------   -------------
Shares outstanding, beginning of period ........................       9,885,027   $ 138,623,025        9,885,027   $ 139,427,509
Reclassification of net realized long-term gains retained
   on investments sold (net of federal income taxes of $516,849)            --           959,861             --              --
Reclassification of capital accounts ...........................            --          (155,377)            --              --
                                                                   -------------   -------------    -------------   -------------
Shares outstanding, end of period ..............................       9,885,027   $ 139,427,509        9,885,027   $ 139,427,509
                                                                   =============   =============    =============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                           YEAR ENDED JUNE 30,                     SIX MONTHS ENDED
                                                     ------------------------------------------------------------  DECEMBER 31, 1997
                                                       1993         1994         1995         1996         1997       (UNAUDITED)
                                                     --------     --------     --------     --------     --------     -----------
Common Shares
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........   $  15.78     $  17.33     $  13.17     $  14.56     $  15.05     $  15.60
                                                     --------     --------     --------     --------     --------     --------
   Net Investment Income .........................       1.31         1.34         1.62         1.50         1.42         0.73
   Net Realized and Unrealized Gain (Loss) on
      Investments ................................       2.11        (3.47)        1.31         0.53         0.65         1.44
                                                     --------     --------     --------     --------     --------     --------
      Total from Investment Operations ...........       3.42        (2.13)        2.93         2.03         2.07         2.17
                                                     --------     --------     --------     --------     --------     --------
   Less Distributions:
   Dividends to AMPS Shareholders ................      (0.22)       (0.22)       (0.30)       (0.30)       (0.28)       (0.15)
   Distributions to Common Shareholders from Net
      Investment Income ..........................      (1.08)       (1.30)       (1.24)       (1.13)       (1.24)       (0.72)
   Distributions to Common Shareholders from
      Net Realized Short-Term Gain on Investments       (0.57)       (0.51)        --          (0.11)        --           --
                                                     --------     --------     --------     --------     --------     --------
      Total Distributions ........................      (1.87)       (2.03)       (1.54)       (1.54)       (1.52)       (0.87)
                                                     --------     --------     --------     --------     --------     --------
   Net Asset Value, End of Period ................   $  17.33     $  13.17     $  14.56     $  15.05     $  15.60     $  16.90
                                                     ========     ========     ========     ========     ========     ========
   Per Share Market Value, End of Period .........   $ 18.250     $ 12.750     $ 13.875     $ 14.250     $ 14.313     $ 15.375
   Total Investment Return at Market Value .......      19.14%      (21.60%)      19.73%       11.83%        9.38%       11.82%(5)

Ratios and Supplemental Data
   Net Assets Applicable to Common Shares,
     End of Period (000s omitted) ................   $170,512     $130,157     $143,914     $148,731     $154,214     $167,074
   Ratio of Expenses to Average Net Assets (1) ...       1.52%        1.30%        1.29%        1.25%        1.24%        1.17%
   Ratio of Net Investment Income to Average
      Net Assets (1) .............................       5.50%        5.83%        7.96%        6.79%        6.36%        6.26%
   Portfolio Turnover Rate .......................         53%          39%         107%          49%          47%          19%
   Average Broker Commission Rate (4) ............        N/A          N/A          N/A          N/A     $ 0.0702     $ 0.0658

Senior Securities
   Total AMPS Outstanding (000s omitted) .........   $ 70,000     $ 70,000     $ 70,000     $ 70,000     $ 70,000     $ 70,000
   Asset Coverage per Unit (2) ...................   $339,312     $285,137     $305,754     $306,112     $318,281     $337,336
   Involuntary Liquidation Preference per Unit (3)   $100,000     $100,000     $100,000     $100,000     $100,000     $100,000
   Approximate Market Value per Unit (3) .........   $100,000     $100,000     $100,000     $100,000     $100,000     $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.

(2) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.

(3)   Plus accumulated and unpaid dividends.

(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

(5)   Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

Schedule of Investments
December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on December 31, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES   VALUE
-------------------                                   ----------------   -----
PREFERRED STOCKS
Automobile/Trucks (5.26%)
    Ford Motor Co., 8.25%,
      Depositary Shares, Ser B ...................        174,785    $ 5,090,613
    General Motors Corp., 9.12%,
      Depositary Shares, Ser G ...................        170,000      4,802,500
    General Motors Corp., 9.125%,
      Depositary Shares, Ser B ...................         97,750      2,572,047
                                                                     -----------
                                                                      12,465,160
                                                                     -----------
Banks - Foreign (0.64%)
    Australia and New Zealand Banking Group
      Ltd., 9.125% (Australia) ...................         55,000      1,519,375
                                                                     -----------
Banks - United States (8.07%)
    ABN AMRO North America, Inc., 6.59%,
      Ser H (R) ..................................          4,000      4,300,000
    Chase Manhattan Corp., 10.84%, Ser C .........         77,300      2,357,650
    Chase Manhattan Corp., 9.76%, Ser B ..........         51,000      1,399,312
    Fleet Financial Group, Inc., 6.75%, Ser VI ...        119,000      6,545,000
    Fleet Financial Group, Inc., 9.35%,
      Depositary Shares ..........................        165,000      4,537,500
                                                                     -----------
                                                                      19,139,462
                                                                     -----------
Broker Services (3.89%)
    Merrill Lynch & Co., Inc., 9.00%,
      Depositary Shares, Ser A ...................        179,700      5,570,700
    Morgan Stanley Group, Inc., 7.75%,
      Depositary Shares ..........................         66,000      3,663,000
                                                                     -----------
                                                                       9,233,700
                                                                     -----------
Diversified Operations (0.30%)
    Grand Metropolitan Delaware, L.P., 9.42%,
      Gtd Ser A ..................................         25,000        718,750
                                                                     -----------

                                                                         MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES   VALUE
-------------------                                   ----------------   -----
Finance (1.97%)
    MBNA Corp., 7.50%, Ser A .....................        133,400    $ 3,543,437
    SI Financing Trust I, 9.50%,
      Gtd Pfd Sec & Purchase Contract ............         41,700      1,125,900
                                                                     -----------
                                                                       4,669,337
                                                                     -----------
Insurance (4.85%)
    Travelers Group, Inc., 8.40%,
      Depositary Shares, Ser K ...................        165,000      4,537,500
    Travelers Group, Inc., 6.231%,
      Depositary Shares, Ser H ...................         92,400      4,712,400
    Travelers Group, Inc., 6.213% ................         44,000      2,244,000
                                                                     -----------
                                                                      11,493,900
                                                                     -----------
Leasing Companies (1.62%)
    AMERCO, 8.50%, Ser A .........................        105,000      2,782,500
    Capita Preferred Trust, 9.06% ................         40,000      1,067,500
                                                                     -----------
                                                                       3,850,000
                                                                     -----------
Oil & Gas (0.47%)
    Lasmo Plc, 10.00%, Ser A,
      American Depositary Receipt (ADR),
      (United Kingdom) ...........................         42,000      1,102,500
                                                                     -----------
Paper & Paper Products (2.40%)
    Boise Cascade Corp., 9.40%,
      Depositary Shares, Ser F ...................        103,000      2,581,437
    Bowater Inc., 8.40%,
      Depositary Shares, Ser C ...................        120,000      3,105,000
                                                                     -----------
                                                                       5,686,437
                                                                     -----------
Utilities (46.61%)
    Baltimore Gas & Electric Co., 6.70%,
      Ser 1993 ...................................         10,000      1,102,500
    Baltimore Gas & Electric Co., 6.99%,
      Ser 1995 ...................................         40,000      4,540,000
    Baltimore Gas & Electric Co., 7.78%,
      Ser 1973 ...................................         16,515      1,670,079
    Boston Edison Co., 4.25% .....................         39,834      2,858,090
    Boston Gas Co., 6.421%, Ser A ................         64,000      1,683,200
    Coastal Corp., $2.125, Ser H .................        111,886      2,839,107
    Columbus Southern Power Co., 8.375%,
      Ser A ......................................         60,000      1,541,250
    Commonwealth Edison Co., $8.38 ...............         44,700      4,447,650

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

                                                                         MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES   VALUE
-------------------                                   ----------------   -----
Utilities (continued)
    Commonwealth Edison Co., $8.40,
      Ser A ......................................         25,110    $ 2,517,278
    Consumers Energy Co., $2.08 (Class A) ........        189,575      4,917,102
    Detroit Edison Co., 7.75%,
      Depositary Shares ..........................         20,000        503,750
    El Paso Tennessee Pipeline Co., 8.25%,
      Ser A ......................................        163,500      9,115,125
    Empire Distric Electric Co., 8.125% ..........        290,365      3,030,685
    Entergy Gulf States, Inc., Adjustable Rate
      Preferred (ARP), Depositary Shares,
      Ser B ......................................         45,902      2,289,362
    Entergy Gulf States Capital 1, 8.75%,
      Ser A ......................................         60,000      1,541,250
    Florida Power & Light Co., 6.75%,
      Ser U ......................................         25,000      2,767,000
    Hawaiian Electric Industries Capital Trust I,
      8.36% ......................................         50,000      1,300,000
    Jersey Central Power & Light Co., 7.52%,
      Ser K ......................................          6,500        680,875
    MCN Michigan, L.P., 9.375%, Ser A ............         50,000      1,318,750
    Massachusetts Electric Co., 6.84%  ...........         89,000      2,347,375
    Massachusetts Electric Co., 6.99%  ...........         13,500      1,495,125
    Monongahela Power Co., 7.73%, Ser L ..........         44,000      5,071,000
    Montana Power Co., $6.875 ....................         36,500      4,042,375
    NIPSCO Capital Markets, Inc., 7.75%,
      Ser A ......................................         32,000        808,000
    Narragansett Electric Co., 6.95% .............         17,950      1,007,444
    PECO Energy Co., $7.48 .......................         19,200      2,169,600
    PSI Energy, Inc., 6.875% .....................         48,000      5,334,000
    Potomac Electric Power Co., $3.82,
      Ser 1969 ...................................         33,743      1,729,329
    Public Service Electric & Gas Co., 6.92% .....         14,000      1,543,500
    Puget Sound Energy, Inc., 7.45%, Ser II ......        165,140      4,706,490
    Puget Sound Energy, Inc., 8.50%, Ser III .....        115,130      3,050,945
    Sierra Pacific Power Capital I, 8.60% ........         30,000        798,750
    Sierra Pacific Power Co., 7.80%, Ser 1
      (Class A) ..................................        183,600      5,186,700
    South Carolina Electric & Gas Co., 6.52% .....         50,000      5,400,000
    Southern Union Financing I, 9.48%  ...........         59,000      1,548,750
    Texas Utilities Electric Co., $1.805,
      Dep Shares, Ser B ..........................         67,281      1,816,587
    Texas Utilities Electric Co., $1.875,
      Dep Shares, Ser A ..........................        128,000      3,456,000
    Texas Utilities Electric Co., $2.05,
      Depositary Shares ..........................         33,500        833,313
    Texas Utilities Electric Co., $7.98 ..........         29,200      3,328,800

                                                                         MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES   VALUE
-------------------                                   ----------------   -----
Utilities (continued)
    UtiliCorp Capital, L.P., 8.875%, Ser A .......         70,000    $ 1,863,750
    Virginia Electric & Power Co., $6.98 .........         10,500      1,170,750
    Virginia Electric & Power Co., $7.05 .........         10,000      1,116,250
                                                                     -----------
                                                                     110,487,886
                                                                     -----------
                TOTAL PREFERRED STOCKS
                   (Cost $168,378,770) ...........         (76.08%)  180,366,507
                                                      -----------    -----------
COMMON STOCKS
Utilities (23.52%)
    Boston Edison Co. ............................         70,000    $ 2,651,250
    CINergy Corp. ................................         45,000      1,724,063
    Consolidated Edison Co. of NY, Inc. ..........         50,000      2,050,000
    DPL, Inc. ....................................        158,000      4,542,500
    DTE Energy Co. ...............................         46,900      1,626,844
    Delmarva Power & Light Co. ...................         99,500      2,294,719
    Dominion Resources, Inc. .....................         27,000      1,149,188
    Hawaiian Electric Industries, Inc. ...........         19,400        792,975
    Houston Industries, Inc. .....................         94,700      2,527,306
    IES Industries, Inc. .........................        100,000      3,681,250
    Long Island Lighting Co. .....................         44,500      1,340,562
    MidAmerican Energy Holdings Co. ..............        327,600      7,207,200
    Montana Power Co. ............................         88,400      2,812,225
    Nevada Power Co. .............................         75,000      1,992,187
    New England Electric System ..................         45,000      1,923,750
    OGE Energy Corp. .............................         40,000      2,187,500
    Potomac Electric Power Co. ...................         92,800      2,395,400
    Puget Sound Energy, Inc. .....................        215,500      6,505,406
    Southern Co. .................................         12,000        310,500
    UtiliCorp United, Inc. .......................         70,000      2,716,875
    Washington Water Power Co. ...................        136,600      3,321,087
                                                                     -----------
                   TOTAL COMMON STOCKS
                    (Cost $43,057,366) ...........         (23.52%)   55,752,787
                                                      -----------    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

                                  INTEREST         PAR VALUE           MARKET
ISSUER, DESCRIPTION                 RATE         (000s OMITTED)        VALUE
-------------------                 ----         --------------        -----
SHORT-TERM INVESTMENTS
Commercial Paper (0.40%)
  Chevron USA, Inc.,
    Due 01-02-98.............       6.75%             $954          $    953,931
                                                                    ------------
             TOTAL SHORT-TERM INVESTMENTS            (0.40%)             953,931
                                                   -------          ------------
                        TOTAL INVESTMENTS          (100.00%)         237,073,225
                                                   -------          ------------
        OTHER ASSETS AND LIABILITIES, NET            (0.00%)               1,127
                                                   -------          ------------
                         TOTAL NET ASSETS          (100.00%)        $237,074,352
                                                   =======          ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,300,000 or 1.81% of net assets as of December 31, 1997.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Select Dividend Trust

(UNAUDITED)

NOTE A -

ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940.

      Significant accounting policies of the Fund are as follows:

VALUATION 0F INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

      The Fund has chosen to retain, and pay the applicable federal income tax on, its net long-term capital gains for its fiscal year ended June 30, 1997. Shareholders will be informed of their proportionate share of the undistributed net long-term gains and the tax paid on their share of such gains via IRS Form 2439, which will be mailed within sixty days of the Fund's fiscal year end. Shareholders are required to include income reported to them on IRS Form 2439 in their taxable income as long-term capital gain; tax paid on their behalf as reported on IRS Form 2439 may be credited against any resulting federal income tax liability. Information reported to shareholders on IRS Form 2439 will not be reported on IRS Form 1099-DIV, the form usually used to report the Fund's taxable income to its shareholders.

      In addition to the above, shareholders are entitled to increase the adjusted tax basis of their share of the tax paid by the Fund on such gains, as reported on IRS Form 2439.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.00% to 4.42% during the period ended December 31, 1997.

      The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share,

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Select Dividend Trust

except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

      The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

      Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,339.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1997, aggregated $44,399,819 and $43,098,599, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1997.

      The cost of investments owned at December 31, 1997 (including the short-term investments) for federal income tax purposes was $212,390,067. Gross unrealized appreciation and depreciation of investments aggregated $25,148,483 and $465,325, respectively, resulting in net unrealized appreciation of $24,683,158.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.


DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

      If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

      The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

      There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the div-

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


idend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

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